                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.                )

   FILED BY THE REGISTRANT [x]

   FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

   [ ] PRELIMINARY PROXY STATEMENT

   [X] DEFINITIVE PROXY STATEMENT

   [ ] DEFINITIVE ADDITIONAL MATERIALS

   [ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12

                               SEQUA CORPORATION
- --------------------------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               SEQUA CORPORATION
- --------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX);

     [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

     [X] $125 FEE PAID WITH FILING OF PRELIMINARY MATERIAL.

     [ ] $500  per each party  to the controversy pursuant  to Exchange Act Rule
         14a-6(i)(4) and 0-11.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

Class A Common Stock, Class B Common Stock, $5.00 Cumulative
  Convertible Preferred Stock

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

                                 + 10,287,921
- --------------------------------------------------------------------------------

     (3) Per unit price or other-underlying value of transaction computed pursuant to Exchange Act Rule 0-11.(1)

                                       --
- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

                                       --
- --------------------------------------------------------------------------------

     [  ] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:             --
- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:           --

     (3) Filing party:             --
- --------------------------------------------------------------------------------

     (4) Date Filed:             --
- --------------------------------------------------------------------------------

- ------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[Logo]

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

- ----------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1994

- ----------------------------------------------------------
     The annual meeting of stockholders of SEQUA CORPORATION (the 'Company') will be held in Conference Room 7 on the 11th floor, 270 Park Avenue, New York, New York, on Thursday, May 12, 1994, at 11 A.M., for the following purposes:

          1. To elect directors;

          2. To consider and approve the Management Incentive Bonus Plan for Corporate Executive Officers;

          3. To ratify the appointment of Arthur Andersen & Co., independent public accountants; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 23, 1994 are entitled to notice of and to vote at the meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder, for any purpose germane to such meeting, during the ten days prior to the meeting date at the Company's address set forth above.

                                          By order of the Board of Directors,
                                          Ira A. Schreger
                                          Secretary

New York, N.Y.
March 25, 1994

                                   IMPORTANT
PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID WHITE ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, YOU MUST RETURN THE ENCLOSED POSTPAID ATTENDANCE CARD AS QUICKLY AS POSSIBLE.

                         THANK YOU FOR ACTING PROMPTLY.

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1994
                                PROXY STATEMENT

                        PERSONS MAKING THE SOLICITATION

     The accompanying proxy is being solicited by the Board of Directors of Sequa Corporation (the 'Company') for use at the annual meeting of stockholders to be held on Thursday, May 12, 1994, or any adjournment thereof. If such proxy is properly signed and returned prior to the meeting, the shares with respect to which the proxy is given will be voted as indicated thereon; provided, however, that a stockholder may revoke his proxy at any time prior to its use at the meeting, either by giving written notice addressed to the Secretary of the Company, at its executive offices located at 200 Park Avenue, New York, New York 10166, or by voting in person at the meeting. The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails but directors, officers and regular employees of the Company, without additional compensation, may use their personal efforts by telephone or otherwise to obtain proxies. The Company will also request banks, brokers and other nominee holders of the Company's shares to forward proxy materials to their principals or customers who are beneficial owners of such shares and will reimburse such holders for their reasonable expenses incurred in doing so. The Company anticipates that mailing of proxy material to stockholders will commence the week of April 4, 1994.

                    VOTING SECURITIES AND OWNERSHIP THEREOF
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Only stockholders of record at the close of business on March 23, 1994, the record date with respect to this solicitation, will be entitled to notice of, and to vote at, the meeting. On the record date, there were outstanding 6,223,629 shares of the Company's Class A Common Stock, no par value ('Class A Common Stock'), 3,430,978 shares of the Company's Class B Common Stock, no par value ('Class B Common Stock'), and 633,316 shares of the Company's $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share ('Preferred Stock'), which constitute the only outstanding voting securities. Each share of Class B Common Stock is convertible at any time into one share of Class A Common Stock, and each share of Preferred Stock is convertible at any time into 1.322 shares of Class A Common Stock, subject to certain adjustments. Each share of Class A Common Stock and each share of Preferred Stock have one vote and, with respect to all matters to come before the meeting, will vote with the Class B Common Stock, which has ten votes per share. The presence in person or by proxy of stockholders of record representing in the aggregate a majority of the combined outstanding voting rights of all classes of stock of the Company entitled to vote shall constitute a quorum for the transaction of business. Broker non-votes and abstentions are counted in determining the existence of a quorum. Thereafter, the affirmative vote of the holders of shares of stock representing a majority of the combined voting rights of all eligible classes of stock present or represented at the meeting is required for the election of a director and the approval of plans. Votes are counted preliminarily by the Company's transfer agent through its automated system and finally, at the Annual Meeting of Stockholders, by the Inspectors of Election.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The table below sets forth information with respect to any person (other than the Company's directors) known to the Company to be the beneficial owner of more than five percent of any class of the Company's outstanding voting securities as of March 1, 1994. Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                            NUMBER OF SHARES                   PERCENT OF
                                                               OF CLASS A       PERCENT OF     AGGREGATE
NAME AND ADDRESS                                              COMMON STOCK        CLASS       VOTING POWER
- ---------------------------------------------------------   ----------------    ----------    ------------
Tiger Management Corporation ............................        897,792(1)        14.42(1)        2.18%
  (and affiliates)
101 Park Avenue
New York, NY 10178
Wellington Management Company ...........................        541,700(2)         8.70(2)        1.32
75 State Street
Boston, MA 02109
Heine Securities Corporation ............................        354,864(3)         5.70(3)          (4)
  (and affiliates)
51 J.F.K. Parkway
Short Hills, NJ 07078
Gabelli Funds, Inc. .....................................        367,500(5)         5.90(5)          (4)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434

                                                            NUMBER OF SHARES                   PERCENT OF
                                                               OF CLASS B       PERCENT OF     AGGREGATE
                                                              COMMON STOCK        CLASS       VOTING POWER
                                                            ----------------    ----------    ------------
Gabelli Funds, Inc. .....................................        724,100(5)        21.10(5)       17.59
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434
</Table


                                                            NUMBER OF SHARES                   PERCENT OF
                                                                   OF           PERCENT OF     AGGREGATE
                                                            PREFERRED STOCK       CLASS       VOTING POWER
                                                            ----------------    ----------    ------------
Paloma Partners .........................................        231,200           36.51             (4)
99 River Road
Cos Cob, CT 06807
Gabelli Funds, Inc. .....................................        242,300(5)        38.26(5)          (4)
  (and affiliates)
One Corporate Center
Rye, NY 10580-1434

                                                        (footnotes on next page)

(footnotes from previous page)

     (1) Of the aggregate shares shown, 5,400 are held in trusts for the benefit of Julian H. Robertson, Jr., the majority shareholder of Tiger Management Corporation, and members of his family; Mr. Robertson exercises no voting power and shares dispositive power with respect to those shares.

     (2) Wellington Management Company ('WMC') does not have sole voting or sole dispositive power with respect to any of these shares; it has shared voting power with respect to 352,000 shares and shared dispositive power with respect to all of the shares listed. WMC is an investment advisor with respect to the reported shares, which are owned by numerous investment counseling clients.

     (3) Heine Securities Corporation and its President, Michael F. Price, disclaim beneficial ownership of all reported securities, which they control as investment adviser to one of their clients.

     (4) Less than 1%.

     (5) Gabelli Funds, Inc. (and affiliates) (collectively, the 'Gabelli Companies') owns beneficially 242,300 shares of Preferred Stock. Pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the '1934 Act'), the total of the Gabelli Companies' Class A Common Stock and Preferred Stock (if converted into Class A Common Stock) would give the Gabelli Companies holdings of 687,821 shares of Class A Common Stock, or 10.51 percent thereof. Of the Class A Common Stock, the Gabelli Companies have shared voting power with respect to 1,000 shares, no voting power with respect to 55,000 shares and shared dispositive power with respect to 1,000 shares. Of the Preferred Stock, the Gabelli Companies have shared voting power and shared dispositive power with respect to 500 shares. If the Preferred Stock and the 724,100 shares of Class B Common Stock owned beneficially by the Gabelli Companies were all converted to Class A Common Stock, pursuant to Rule 13d-3(d)(1) under the 1934 Act, and added to their current holdings of Class A Common Stock, the Gabelli Companies would hold 19.43 percent of the Class A Common Stock. In connection with its shares of Class B Common Stock, the Gabelli Companies have no voting power with respect to 66,000 shares.

- ----------------------------------------------------------
SECURITY OWNERSHIP BY MANAGEMENT

     The following table provides information as to the Company's voting securities beneficially owned as of March 1, 1994, by the Company's directors who are standing for re-election, the named executive officers of the Company and by all such directors and executive officers as a group. None of the Company's executive officers or directors owns Preferred Stock. Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                                                                          PERCENT
                                               NUMBER OF                       NUMBER OF                    OF
                                               SHARES OF           PERCENT     SHARES OF      PERCENT    AGGREGATE
                                                CLASS A              OF         CLASS B         OF        VOTING
                                              COMMON STOCK          CLASS     COMMON STOCK     CLASS       POWER
                                              ------------         -------    ------------    -------    ---------
     Norman E. Alexander...................     1,823,449(a)        29.30       1,856,447      54.11       49.53
     Alvin Dworman.........................           413           (b)              None       --         (b)
     A. Leon Fergenson.....................         2,623(c)        (b)             2,283(c)   (b)         (b)
     David S. Gottesman....................         7,500           (b)              None       --         (b)

                                                  (table continued on next page)

(table continued from previous page)

                                                                                                          PERCENT
                                               NUMBER OF                       NUMBER OF                    OF
                                               SHARES OF           PERCENT     SHARES OF      PERCENT    AGGREGATE
                                                CLASS A              OF         CLASS B         OF        VOTING
                                              COMMON STOCK          CLASS     COMMON STOCK     CLASS       POWER
                                              ------------         -------    ------------    -------    ---------
     Stuart Z. Krinsly.....................        56,876(a)        (b)            64,030       1.87        1.69
     Donald D. Kummerfeld..................           200           (b)              None       --         (b)
     Richard S. LeFrak.....................          None            --               500      (b)         (b)
     John J. Quicke........................         2,334(d)        (b)               500      (b)         (b)
     Antonio L. Savoca.....................          None            --              None       --         --
     Fred R. Sullivan......................         1,659(e)        (b)               648      (b)         (b)
     Gerald Tsai, Jr.......................           500           (b)              None       --         (b)
     Martin Weinstein......................        10,992(a)        (b)              None       --         (b)
     All executive officers and directors
       as a group (14 persons including the
       above)..............................     1,907,046(a)(d)     30.64       1,924,408      56.09       51.38

- ------------

     (a) Includes certain shares held for the benefit of the named executive officer in the Company's 401-K Plan.

     (b) Less than one percent.

     (c) Includes 1,670 shares of Class A Common Stock and 1,500 shares of Class B Common Stock owned by Mrs. A. Leon Fergenson, as to which Mr. Fergenson disclaims beneficial ownership.

     (d) Consists of 2,334 shares of Class A Common Stock which may be obtained upon the exercise, within sixty days of the date of this Proxy Statement, of stock options by Mr. Quicke. No other executive officer holds stock options that are exercisable within sixty days.

     (e) Includes 500 shares of Class A Common Stock owned by Mrs. Fred R. Sullivan.

SECTION 16(a) REPORTING

     As required by the rules promulgated under Section 16 of the 1934 Act, the Company notes that, during 1993, Mr. Raymond Frankel's Form 4, reporting two purchases of an aggregate of 2,500 shares of Class B Common Stock, was filed approximately one month late. Mr. Frankel was a director of the Company through March 1994.

                             ELECTION OF DIRECTORS

DIRECTORS

     At the meeting, ten directors are to be elected to hold office until the next annual meeting and until their successors shall have been elected. If no other instructions are given, the persons named in the enclosed form of proxy will vote for the election of the nominees named in the table below. In case any such nominee should become unavailable for any reason, an event not now anticipated, the proxy holders reserve the right to substitute another person of their choice in his place. Each of the nominees has previously been elected by the stockholders.

                                                                   PRESENT OCCUPATION AND
               NAME AND AGE                                           OTHER INFORMATION
- ------------------------------------------  ---------------------------------------------------------------------

Norman E. Alexander ......................  Chairman of  the Board  and Chief  Executive Officer  of the  Company
Age 79                                        since  1975. Served as President from 1982 to 1983 and from 1957 to
                                              1975. Has been a director of the Company since 1957 and is a member of the Executive Committee. May be deemed to be a control person of the Company  (see  'Voting  Securities  and  Ownership  Thereof  by
                                              Certain  Beneficial Owners  and Management').  Also a  director and
                                              Chairman of  the Board  of Chock  Full O'  Nuts Corporation  and  a
                                              director of Richton International Corporation.
Alvin Dworman ............................  Chairman,  ADCO Group (a  real estate merchant  banking and financial
Age 68                                        services company) since 1981.  Has been a  director of the  Company since 1987 and is a member of the Audit Committee.
A. Leon Fergenson ........................  Former  Chairman  of  the  Board  and  Chief  Executive  Officer,  GK
Age 81                                        Technologies,  Inc.  (wire  and  cable  products,  electronic   and
                                              electrical  circuits, environmental and other products). Has been a director of the Company since 1968 and is a member of the Executive
                                              Committee and the Compensation Committee and Chairman of the  Audit
                                              Committee.  Also a director of Buckeye Management Company, National
                                              Benefit Life Insurance Company,  several mutual funds sponsored  by
                                              Neuberger and Berman and American Annuity Group, Inc.
David S. Gottesman .......................  Managing  Partner,  First Manhattan  Co.  (a research  and investment
Age 67                                        management company) since 1964. Has been a director of the  Company since 1982 and is a member of the Nominating Committee.
Stuart Z. Krinsly ........................  Senior  Executive Vice President  and General Counsel  of the Company
Age 76                                        since 1982; from  1966 to 1982,  served as an  officer and  General
                                              Counsel  of the Company.  Has been a director  of the Company since
                                              1957 and is a member of the Executive Committee. Also a director of
                                              Chock Full O' Nuts Corporation.
Donald D. Kummerfeld .....................  President,  Magazine  Publishers  of  America  (a  publishing   trade
Age 59                                        organization)  since 1987  and Chairman,  Kummerfeld Associates (an investment banking and  financial advisory firm)  since 1985.  From
                                              1978  to  1985, was  President  and Chief  Operating  Officer, News
                                              America Publishing, Inc. Has been  a director of the Company  since
                                              1983 and is a member of the Compensation Committee.
Richard S. LeFrak ........................  President,  Lefrak Organization, Inc.  (a diversified, privately held
Age 48                                        company active  in major  residential  and commercial  real  estate
                                              development   projects,  oil  and   gas  exploration,  finance  and
                                              entertainment production) since  1975. Has been  a director of  the
                                              Company since 1986 and is a member of the Nominating Committee.

                                                                   PRESENT OCCUPATION AND
               NAME AND AGE                                           OTHER INFORMATION
- ------------------------------------------  ---------------------------------------------------------------------
John J. Quicke ...........................  President  and  Chief Operating  Officer of  the Company  since March
Age 44                                        1993. Served as Senior Executive Vice President, Operations, of the
                                              Company from June 1992  to March 1993; from  February 1991 to  June
                                              1992, served as Vice President, Financial Services, of the Company;
                                              from  1987 to  February 1991,  served as  Vice President, Financial
                                              Projects, of the Company. Served  as Vice President and  Controller
                                              of  Chromalloy American  Corporation (which became  a subsidiary of the Company in  1987) from  1983 to  1987, and  held various  other positions in Chromalloy American Corporation from 1979 to 1983. Has also served as President of Sequa Capital Corporation (a subsidiary of  the Company)  since February 1991.  Has been a  director of the
                                              Company  since  March  1993  and  is  a  member  of  the  Executive
                                              Committee.
Fred R. Sullivan .........................  Chairman   of  the   Board  and  Chief   Executive  Officer,  Richton
Age 79                                        International Corporation (a holding company) since 1989. From 1987 to 1991, served  as Chairman  of the Board  and President,  Interim
                                              Systems  Corporation (a temporary personnel and health care service company). From 1971 to  1988, served as Chairman  of the Board  and
                                              President,  Kidde, Inc.  (a multi-market  manufacturing and service company). Has been a  director of the Company  since 1962 and is  a member  of  the  Audit  Committee.  Also  a  director  of Midlantic
                                              Corporation and Midlantic National Bank.
Gerald Tsai, Jr. .........................  Chairman,  President  and   Chief  Executive   Officer,  Delta   Life
Age 65                                        Corporation  (an  insurance company)  since February  1993; private investor from 1991 to 1993; Chairman of the Executive Committee  of the  Board  of  Directors,  Primerica  Corporation  (a  diversified financial services company) from 1988  to 1991; from 1987 to  1988, was  Chairman and  Chief Executive  Officer of  Primerica; and from
                                              1982 to 1987, held several other  offices at Primerica. Has been  a director  of the Company  since 1976 and  is a member  of the Audit
                                              Committee and  Chairman  of  the  Compensation  Committee.  Also  a
                                              director  of Rite Aid Corporation, Palm Beach National Bank & Trust
                                              Company,  HEM  Pharmaceuticals  Corporation,  Proffitt's  Inc.  and
                                              Zenith   National  Insurance   Corp.  Also  a   Trustee  of  Boston
                                              University, Meditrust and New York University Medical Center.

     During 1993, the Company's Board of Directors held nine regularly scheduled meetings. All of the directors attended at least 75% of the aggregate of regularly scheduled Board meetings and committee meetings of which they are members.

           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE 'FOR' THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Executive Committee consisting of Messrs. Alexander, Fergenson, Krinsly and Quicke; an Audit Committee consisting of Messrs. Dworman, Fergenson, Sullivan and Tsai; a Compensation Committee consisting of Messrs. Fergenson, Kummerfeld and Tsai; and a Nominating Committee consisting of Messrs. Gottesman and LeFrak. The Executive Committee acts in place of the full Board of Directors between meetings thereof, evaluates a variety of projects of the Company and makes recommendations to the Board. It met five times during 1993. The activities of the Audit Committee include a review with the independent auditors of the plans and results of the audit engagement; conferring with respect to audit activities; consideration of the independence of the auditors; review of the auditors' fees and the recommendation to the Board as to the engagement of the auditors. During 1993, the Audit Committee met three times. The Compensation Committee recommends to the Board the compensation arrangements for directors and officers. During 1993, the Compensation Committee met three times. The Nominating Committee selects candidates for election to the Board of Directors or to fill vacancies thereon, after consideration of nominees proposed to it in writing, provided that such nominees have agreed in writing to be candidates for the Board of Directors. The Nominating Committee did not meet during 1993.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     In June 1992, Fred R. Sullivan settled a claim by the United States Securities and Exchange Commission that he disclosed material, non-public information that led to the purchase of stock by another person. No allegation of personal profit to Mr. Sullivan was made. Mr. Sullivan agreed to the entry of a judgment permanently enjoining him from engaging in certain activities in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in connection with the purchase or sale of any security and paid a fine of $58,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The master trust of the Company's Pension Plan had an investment of approximately $300,000, as of December 31, 1993, in ADCO Equity Bridge Fund Limited Partnership, which is managed by the ADCO Group, of which Mr. Dworman, a Director of the Company, is Chairman and owner. The investment is a mortgage on an office complex in Pennsylvania, due in 1995 and paying interest at a rate equal to the prime rate plus 1.5%.

     In connection with Mr. Quicke's relocation to New York, the Company has made a $300,000 interest-free loan, payable on demand, and secured by a second mortgage on his home.

     In connection with Mr. Weinstein's relocation to New York, the Company has made a $300,000 unsecured, interest-free loan, payable in June 1997.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company received an annual retainer of $27,500 for 1993 and $500 for each meeting attended. Non-employee members of the Executive Committee, Audit Committee, Nominating Committee and Compensation Committee receive an additional annual fee of $5,000, $3,500, $2,500 and $3,500, respectively, and $500 for each committee meeting attended. The

Company also reimburses its non-employee directors for travel, lodging and related expenses they may incur in attending Board and Committee meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid for services rendered in all capacities to the Company and its subsidiaries during 1991, 1992 and 1993 to the Chief Executive Officer of the Company and to the next four most highly compensated executive officers.

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                            ------------
                                                           ANNUAL COMPENSATION                 AWARDS
                                                  -------------------------------------     ------------
                                                                              OTHER          SECURITIES          ALL
                NAME AND                                                      ANNUAL         UNDERLYING         OTHER
                PRINCIPAL                                        BONUS     COMPENSATION       OPTIONS/       COMPENSATION
                POSITION                   YEAR    SALARY         ($)          ($)            SARS(#)            ($)
- -----------------------------------------  ----   ---------     --------   ------------     ------------     ------------
Norman E. Alexander .....................  1993   $993,653         --          --               15,000         $  4,497(1)
  Chairman and Chief Executive Officer     1992    954,200         --          --               --                4,364(1)
                                           1991    945,435         --          --               --                  --
Stuart Z. Krinsly .......................  1993    531,472         --          --               12,500            4,951(1)
  Senior Executive Vice President and      1992    510,380         --          --               --                4,862(1)
  General Counsel                          1991    506,575         --          --               --                  --
John J. Quicke ..........................  1993    374,599(2)      --        $ 50,666(3)        12,000            4,497(1)
  President and Chief Operating Officer    1992    264,745      $195,465       --               --                4,364(1)
                                           1991    190,556        61,600       --                3,500              --
Martin Weinstein ........................  1993    418,250(4)      --          --               11,000            4,364(1)
  Senior Vice President, Gas Turbine       1992    371,000         --          --               --                4,364(1)
  Operations                               1991    371,000       226,291       --               --                  --
Antonio Savoca ..........................  1993    324,250       243,188       66,372(5)         7,500           67,462(1)
  Senior Vice President, Atlantic          1992    324,250       234,000       68,624(5)        --               63,384(1)
  Research Operations                      1991    318,480       243,200       --               --                  --

- ------------

(1) These amounts consist of a matching contribution by the Company under the respective 401-K Plan in which each executive officer participates ($4,364 as to each executive officer in 1992; $4,497 as to Messrs. Alexander, Krinsly and Quicke, $4,364 as to Mr. Weinstein and $5,396 as to Mr. Savoca in 1993), plus (i) with respect to Mr. Krinsly, $498 and $454 for executive term life insurance premiums in 1992 and 1993, respectively; and (ii) with respect to Mr. Savoca, $1,200 for an executive term life insurance premium in 1992 and 1993, and $57,820 credited as a benefit (including interest payable at the prime rate) in 1992 ($60,866 in 1993) under a Supplemental Executive Retirement Plan ('SERP') maintained by Atlantic Research Corporation, an affiliate of the Company ('ARC') (the SERPs in which the other named executive officers participate are defined benefit plans, unlike the ARC plan, and are, therefore, accounted for under 'Pension Plans').

(2) This includes one additional month's salary to cover incidental relocation expenses.

(3) This amount represents a tax gross-up in connection with reimbursement for moving and relocation expenses.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(4) This amount includes $47,250 for additional compensation in connection with Mr. Weinstein's management of another Chromalloy Gas Turbine operation, Chromalloy Research and Technology, commencing in June 1993. Such additional compensation of $81,000 per year shall be payable only for the duration of this temporary assignment, which shall cease no later than 1996.

(5) These amounts consist of the aggregate cost of personal benefits provided by ARC; the two items that each exceed 25% of the total value of all reported personal benefits provided to Mr. Savoca are $37,956 in 1992 ($36,144 in 1993) paid for his residence near the facilities of ARC, and $23,925 in each of 1992 and 1993 paid in connection with ARC's 'cafeteria' plan, allowing for reimbursement of certain items with payment of the unused balance (up to the entire amount) to the executive in cash.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth all stock options (there are no SARs) granted to the Chief Executive Officer of the Company and to the next four most highly compensated executive officers during 1993. All options are for shares of Class A Common Stock.

                                         INDIVIDUAL GRANTS
                       ------------------------------------------------------
                                       PERCENT OF
                                         TOTAL
                        NUMBER OF       OPTIONS                                   POTENTIAL REALIZABLE VALUE AT
                        SECURITIES     GRANTED TO                                 ASSUMED ANNUAL RATES OF STOCK
                        UNDERLYING     EMPLOYEES     EXERCISE OR                PRICE APPRECIATION FOR OPTION TERM
                         OPTIONS       IN FISCAL     BASE PRICE    EXPIRATION   ----------------------------------
        NAME             GRANTED          YEAR         ($/SH)         DATE                    5%($)
- ---------------------  ------------   ------------   -----------   ----------   ----------------------------------
Norman E.
  Alexander..........     15,000(1)(2)     4.60%       $ 32.25       9/22/98                 $133,647
Stuart Z. Krinsly....     12,500(2)(3)     3.83          32.25       9/22/98                  111,373
John J. Quicke.......     12,000(2)(3)     3.68          32.25       9/22/98                  106,918
Martin Weinstein.....     11,000(4)        3.37          32.25       9/22/98                   98,008
Antonio Savoca.......      7,500(2)(5)     2.30          32.25       9/22/98                   66,824


        NAME                         10%($)
- ---------------------  ----------------------------------
Norman E.
  Alexander..........               $295,332
Stuart Z. Krinsly....                246,110
John J. Quicke.......                236,266
Martin Weinstein.....                216,577
Antonio Savoca.......                147,666

- ------------

(1) This option grant consists entirely of a non-qualified option.

(2) These options vest in three equal annual installments, commencing on the first anniversary of the date of grant.

(3) These options are Incentive Stock Options ('ISO's') with respect to 9,300 shares and non-qualified options with respect to the balance.

(4) This option grant consists entirely of an ISO and is exercisable as to 3,100 shares, cumulatively, of the total each year for three years, commencing on the first anniversary of the date of grant and 1,700 shares commencing on the fourth anniversary thereof.

(5) This grant consists entirely of an ISO.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES TABLE

     During 1993, none of the named executive officers exercised any stock options. The following table shows the number of shares of Class A Common Stock represented by outstanding unexercised stock options (there are no SARs) held by each of the named executive officers as of December 31, 1993 and the value thereof. The Class A Common Stock had a closing price of $32.50 on December 31, 1993.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                     OPTIONS                  IN-THE-MONEY OPTIONS AT
                                                                AT FISCAL YEAR-END                FISCAL YEAR-END
                                                           ----------------------------    -----------------------------
                          NAME                             EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
- --------------------------------------------------------   -----------    -------------    -----------     -------------
Norman E. Alexander.....................................      --              15,000          --              $ 3,750
Stuart Z. Krinsly.......................................      --              12,500          --                3,125
John J. Quicke..........................................      2,334           13,166          $   0             3,000
Martin Weinstein........................................      --              11,000          --                2,750
Antonio L. Savoca.......................................      --               7,500          --                1,875

PENSION PLANS

     The following tables show the estimated annual pension benefits payable to each covered participant at normal retirement age under the Company's qualified defined benefit pension plans, taking into account any applicable nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits and any existing individual agreements, based on remuneration that is covered under the plans and agreements and years of service with the Company and its subsidiaries. There are separate pension plans within the Company for various subsidiaries.

                            PENSION PLAN TABLE -- A

                                                                                     YEARS OF SERVICE
                                                                                   --------------------
                               PLAN COMPENSATION                                      35          40
- --------------------------------------------------------------------------------   --------    --------
                                                                                      PROJECTED PLAN
                                                                                          PAYOUT
                                                                                   --------------------
$  600,000......................................................................   $341,968    $390,820
   800,000......................................................................    458,634     524,153
 1,000,000......................................................................    575,301     657,487
 1,200,000......................................................................    691,968     790,820
 1,400,000......................................................................    808,634     924,153

     Table A applies to Messrs. Alexander and Krinsly.

                            PENSION PLAN TABLE -- B

                                                                              YEARS OF SERVICE
                                                                      --------------------------------
                         PLAN COMPENSATION                               30          35          40
- -------------------------------------------------------------------   --------    --------    --------
                                                                           PROJECTED PLAN PAYOUT
                                                                      --------------------------------
$200,000...........................................................   $ 85,624    $ 99,894    $108,894
 300,000...........................................................    130,624     152,394     165,894
 400,000...........................................................    175,624     204,894     222,894
 500,000...........................................................    220,624     257,394     279,894
 600,000...........................................................    265,624     309,894     336,894

     Table B applies to Mr. Quicke.

                            PENSION PLAN TABLE -- C

                                                                              YEARS OF SERVICE
                                                                      --------------------------------
                         PLAN COMPENSATION                               30          35          40
- -------------------------------------------------------------------   --------    --------    --------
                                                                           PROJECTED PLAN PAYOUT
                                                                      --------------------------------
$400,000...........................................................   $213,115    $233,115    $253,115
 500,000...........................................................    268,115     293,115     318,115
 600,000...........................................................    323,115     353,115     383,115

     Table C applies to Mr. Weinstein.

                            PENSION PLAN TABLE -- D

                                                                                      YEARS OF SERVICE
                                                                                     ------------------
                                PLAN COMPENSATION                                       5         10
- ----------------------------------------------------------------------------------   -------    -------
                                                                                       PROJECTED PLAN
                                                                                           PAYOUT
                                                                                     ------------------
$200,000..........................................................................   $15,493    $30,986
 300,000..........................................................................    23,493     46,986

     Table D applies to Mr. Savoca. Plan compensation is limited by SS401(a)(17) of the Internal Revenue Code to $150,000 for 1994 and $235,840 for 1993. Plan benefits are limited by SS415 of the Code, which is generally $118,800 for 1994.

     Compensation covered  by the  plans  consists of  total pay  for  services, including elective deferrals to qualified plans, but excluding severance payments, expense reimbursements, and other non-wage items. Compensation for Mr. Savoca also excludes bonuses. With respect to Messrs. Alexander, Krinsly and Savoca, benefits are based on their respective highest average annual compensation in any five consecutive years of employment with the Company. With respect to Mr. Quicke, benefits are based on his average compensation for all years after 1983. With respect to Mr. Weinstein, benefits are based on his average compensation for all years after 1979.

     The estimated credited years of service and plan compensation for the named executive officers are:

                                               ESTIMATED
                                             CREDITED YEARS        PLAN
                                              OF SERVICE*      COMPENSATION
                                             --------------    ------------
Alexander.................................          37          $1,366,311
Krinsly...................................          37             699,301
Quicke....................................          34             238,644
Weinstein.................................          32             499,071
Savoca....................................           4             223,069

     Benefits shown are computed as a straight life annuity beginning at age 65 and are offset by a portion of estimated Social Security benefits, if applicable.

- ------------

* At normal retirement age or current age if older.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into employment agreements with the following named executive officers (supplementary retirement agreements with any of the named executive officers are accounted for in the foregoing section, 'Pension Plans'):

                                                                                TERM OF                ANNUAL
           NAME                                TITLE                           AGREEMENT            COMPENSATION
- ---------------------------  -----------------------------------------   ---------------------      ------------
John J. Quicke.............  President and Chief Operating Officer            4/1/93 - 3/31/96(1)     $372,000(2)
Martin Weinstein...........  Senior Vice President, Gas Turbine
                               Operations                                   10/1/91 - 12/31/96(1)     $452,000(2)(3)
Antonio L. Savoca..........  Senior Vice President, Atlantic Research
                               Operations                                     3/1/91 - 2/28/97(1)     $362,206(2)(4)

- ------------

(1) The term may be extended or terminated prior to expiration under certain circumstances (including death, disability and for cause). Messrs. Quicke's and Weinstein's agreements provide that, in the event of a change in control of the Company, the term of employment may be extended, at the executive's option, for two years.

(2) These amounts reflect 1993 salaries and do not include additional incentive compensation which may be payable.

(3) This includes $81,000 per year in connection with a temporary assignment (for a period ending no earlier than May 31, 1995 nor later than May 31, 1996) to manage another Chromalloy Gas Turbine operation, Chromalloy Research and Technology.

(4) This includes a $37,956 per year housing allowance for Mr. Savoca's residence near the ARC facilities.

STOCK PERFORMANCE GRAPH -- 5 YEAR CUMULATIVE INDEX

     The graph set forth below compares the annual percentage change in the cumulative total shareholder return on an investment of $100 in the Company's Common Stock, on an indexed basis, with the S&P 500 Stock Index and the S&P Aerospace/Defense Index, for the period of five years ended December 31, 1993.

                          TOTAL RETURN TO SHAREHOLDERS
                              REINVESTED DIVIDENDS

                              [PERFORMANCE GRAPH]


                                                                               Indexed\Cumulative Returns
                                                            Base     ----------------------------------------------
                                                           Period    Return    Return    Return    Return    Return
                   Company\Index Name                       1988      1989      1990      1991      1992      1993
- --------------------------------------------------------   ------    ------    ------    ------    ------    ------
SEQUA CORP -- CL A                                           100     128.22    102.08     77.39     58.32     59.67
SEQUA CORP -- CL B                                           100     123.80    116.35     80.44     54.82     54.74
AEROSPACE/DEFENSE                                            100     118.17    123.35    147.46    155.13    201.78
S & P 500 COMP -- LTD                                        100     131.69    127.60    166.47    179.15    197.21

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is developed and implemented by the Company's Human Resources Department in conjunction with the Compensation Committee of the Board of Directors. This program is based upon objectives that seek to attract and retain key executives critical to the success of the Company, and reward and motivate executives for performance that maximizes Company success and shareholder value. In order to accomplish these goals, the Company has designed a competitive base salary program and annual incentive cash bonus plans which are predominantly geared toward achievement of stated financial goals. In addition, stock option grants are awarded from time to time in order to emphasize stockholder returns and focus on long-term goals.

     Base salary determinations for executive officers of the Company are intended to maintain competitive rates of pay for executives in relation to the market. The base salary levels for Mr. Alexander and all other executive officers are reviewed and approved by the Compensation Committee based upon extensive competitive salary data, which is analyzed by the Company's Human Resources Department. This data consists of surveys published by a number of different firms, including Towers Perrin, Hewitt Associates, the Conference Board, Sibson and Company and the American Compensa-
                                       14
tion Association. These surveys disclose salary ranges for executives at corporations comparable to the Company in size and industry mix, including firms classified as 'S&P 500'. The Human Resources Department does not limit its comparative analyses to companies classified as 'Aerospace/Defense', since it believes that the Company competes for executive talent beyond these industries. The base salary level for certain of the executive officers falls at the high end of the survey spectrum, although percentages are disproportionately affected by salaries paid to those executives with extensive years of service to the Company. Upon review of the competitive market, the Compensation Committee granted increases of five percent of salary in March 1993, to Messrs. Alexander and Krinsly, taking into account that their last increases had been granted two years earlier. Certain other executive officers were also granted salary increases during 1993, commensurate with competitive salary levels at other companies and changes in areas of responsibility. The Compensation Committee has determined that the current base salaries of executive officers are reasonable in comparison with companies in similar businesses and of comparable size and considering the contributions, experience and tenure of the Company's executive officers.

     Effective January 1, 1994, Section 162(m) of the Internal Revenue Code imposes new conditions and limitations on the deductibility of the compensation paid to certain executive officers of public companies. Henceforth, compensation of executive officers who are required to be listed in the Summary Compensation Table (a 'named executive officer') shall not be deductible by the Company for tax purposes to the extent that it exceeds $1.0 million, unless specific criteria have been met. In an effort to minimize the adverse consequences of this legislation, the Company is seeking shareholder approval at this Annual Meeting of Stockholders of its Management Incentive Bonus Plan for Corporate Executive Officers. The corporate executive officers of the Company consist of the Chairman/Chief Executive Officer, President/Chief Operating Officer, Senior Executive Vice President/General Counsel and the Executive Vice President, Finance and Administration (the 'corporate executive officers'). Approval of this plan will permit any future bonus payment to a corporate executive officer to be tax deductible even though it raises total compensation above $1.0 million. However, that portion of any named executive officer's base salary that is in excess of $1.0 million shall not be tax deductible by the Company commencing in 1994.

     The Company's annual incentive bonus plans seek to motivate and reward executives by recognizing their accomplishments during the previous year. In the main, financial performance of the Company or of a particular division is used to establish bonus eligibility for executive officers. Bonus criteria has historically been shaped in accordance with attainment of targeted financial objectives, including operating profit, return on net assets and operating cash flow, which fell below anticipated levels in 1993 on a consolidated basis (but which were achieved by certain operating units). These measurements are determined at the commencement of each fiscal year and are approved by senior management and the Compensation Committee. The Compensation Committee, however, retains discretion to recognize an executive's response to unplanned business events or opportunities, with the exception of corporate executive officers.

     Bonus consideration for the Chief Executive Officer and the other corporate executive officers with respect to 1993 was exclusively based upon Company earnings performance; since minimum consolidated financial targets were not achieved, individual performance did not enter into the determination. Accordingly, no bonus was awarded to the Chief Executive Officer or any other corporate executive officer with respect to 1993. Only those operating executive officers whose division results met or exceeded the predetermined financial performance criteria that had been specifically established for them were awarded bonuses.

     During 1993, stock options were granted to all of the named executive officers of the Company. The Compensation Committee determined that these grants were desirable in order for the Company to remain competitive, since options were last granted five years ago (with the exception of Mr. Quicke) and had expired unexercised. Such awards were determined as to size based upon salary levels together with comparative data assembled from many of the same surveyors utilized for salary analyses. According to such data, the size of option awards for Sequa's executive officers was below the level of average option awards for similar companies.

     Although 1993 was a year of extraordinary challenge for the Company, the Compensation Committee believes that the surest test of executive skill is achievement during periods of difficulty. The Compensation Committee is satisfied that the total compensation packages provided to the Company's executive officers are competitive without being excessive and are appropriate in order to retain and motivate the highly skilled and experienced individuals vital to Sequa's long-term success.

                                        Gerald Tsai, Jr., Chairman
                                            A. Leon Fergenson
                                           Donald D. Kummerfeld

                  PROPOSED MANAGEMENT INCENTIVE BONUS PLAN FOR
                          CORPORATE EXECUTIVE OFFICERS

     The Board of Directors has accepted the recommendation of the Compensation Committee to adopt a new Management Incentive Bonus Plan for corporate executive officers and corporate staff (the 'Plan'), subject to shareholder approval of that portion of the Plan that applies to corporate executive officers. This Plan is intended to address the contributions of corporate executive officers and to provide an equitable method of rewarding such contributions. The Plan seeks to retain, motivate and reward participants based on the financial performance of continuing operations of the Company. The corporate executive officers consist of the Chairman/Chief Executive Officer, President/Chief Operating Officer, Senior Executive Vice President/General Counsel and Executive Vice President, Finance and Administration.

     The Plan provides for a bonus to be paid to the corporate executive officers based solely on the Company's achieving or surpassing certain targets related to budgeted earnings per share from continuing operations (EPS). The Plan refers to the attainment of budgeted EPS as 'par performance'. The budgeted EPS shall, for purposes of this Plan, be a number agreed to at the beginning of each year by the Compensation Committee (which consists solely of outside directors), taking into account a host of factors including past performance, industry trends and projected levels of achievement. The actual EPS for the past year will be calculated at the beginning of the next fiscal year in reliance upon the unaudited financial statements of the Company (which shall contain all adjustments necessary to fairly present the Company's results for the year then ended). Prior to any bonus payments under the Plan, the Compensation Committee must certify that the required EPS has been achieved. Certain minimum bonus payments will be made to corporate executive officers if eighty-five percent (85%) of budgeted EPS is reached, and higher bonus payments will be made if budgeted EPS is exceeded. The maximum bonus payable to the Chief Executive Officer is 97.5% of his then current salary (see table below for the maximum percentages of salary payable to each corporate executive officer). Proposed tax regulations require that the maximum bonus payable to any relevant participant in this Plan be specified; accordingly, if one assumes, purely for purposes of this calculation, a maximum cumulative increase of ten percent annually of the current salary ($1,052,005) of the Chief Executive Officer over a five year period ($1,694,264), then the maximum bonus payable to him under this Plan in year five would be $1,651,907. Attainment of individual performance goals is not calculated into the bonus formula for corporate executive officers; rather, their bonus eligibility is exclusively dependent upon consolidated earnings performance of the Company. Other executive officers who head distinct operating companies or divisions, such as Messrs. Weinstein and Savoca, participate in separate plans designed to reflect the appropriate performance targets of their respective operations.

     This Plan may not be substantively amended as it applies to corporate executive officers except by a vote of the shareholders of the Company. No bonus payments shall be made to corporate executive officers of the Company unless this Plan is approved by the shareholders.

     The following table estimates the range of bonus payments under the proposed Plan for the corporate executive officers. Under the proposed Plan, no bonus payments would have been made with respect to 1993 to any corporate executive officer, since the Company did not attain minimum EPS.

                               NEW PLAN BENEFITS

                                                                          POTENTIAL
                                                                            BONUS                          POTENTIAL BONUS
                                                                        PAYMENT AS A %     POTENTIAL      PAYMENT AS A % OF
                                                                         OF SALARY AT    BONUS PAYMENT        SALARY AT
                                                                           MINIMUM         AS A % OF         OUTSTANDING
                                                                         PERFORMANCE     SALARY AT PAR     PERFORMANCE BY
                                                                        BY THE COMPANY    PERFORMANCE     THE COMPANY (115%
                                                                           (85% OF       BY THE COMPANY        OR MORE
          NAME OF INDIVIDUAL                       POSITION             BUDGETED EPS)    (BUDGETED EPS)   OF BUDGETED EPS)
- ---------------------------------------  ----------------------------   --------------   --------------   -----------------
Norman E. Alexander....................  Chairman and Chief Executive           32.5%              65%             97.5%
                                         Officer
John J. Quicke.........................  President and Chief                      30%              60%               90%
                                         Operating Officer
Stuart Z. Krinsly......................  Senior Executive Vice                  27.5%              55%             82.5%
                                         President and General
                                         Counsel
Gerald S. Gutterman....................  Executive Vice President,              27.5%              55%             82.5%
                                         Finance and Administration

- ------------

Note: The percentage of salary payable increases incrementally as the EPS moves from 85% up to par performance, and likewise, between par and 115%. The potential bonus payment shown at 115% of budgeted EPS is the maximum available regardless of how high the EPS actually goes. For 1994 only, the Plan provides that corporate executive officers shall only be entitled to the maximum bonus if 150% or more of budgeted EPS is achieved.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE 'FOR' APPROVAL OF THE MANAGEMENT INCENTIVE BONUS PLAN FOR CORPORATE EXECUTIVE OFFICERS.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The stockholders will be asked to ratify the appointment of Arthur Andersen & Co. as independent public accountants of the Company for the fiscal year 1994. Arthur Andersen & Co. has been regularly employed as the independent auditors for the Company since 1940. Representatives of the firm are expected to be present at the stockholders' meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE   BOARD   OF   DIRECTORS   OF   THE   COMPANY   RECOMMENDS   THAT   YOU
VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF THE ABOVE AUDITORS.

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                                 OTHER MATTERS

     The management of the Company knows of no business other than that referred to herein to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any adjournment thereof, it is intended that all proxies will be voted with respect to such business in accordance with the best judgment of the persons named in said proxies.

             PROPOSALS OF STOCKHOLDERS FOR THE 1995 ANNUAL MEETING

     Proposals by stockholders intended to be presented for action at the 1995 annual meeting of stockholders must be received by the Company at its principal executive offices, 200 Park Avenue, New York, New York 10166, not later than December 1, 1994. It is suggested that such proposals be submitted by Certified Mail-Return Receipt Requested.

March 25, 1994

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                                     ['RECYCLED'LOGO] PRINTED ON RECYCLED PAPER


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                                   APPENDIX
Graphic and Image Information:


    See the narrative description of the performance graph on page 14 of this electronic filing.



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                              STATEMENT OF DIFFERENCES

THE SECTION SYMBOL SHALL BE EXPRESSED AS SS.